INVESTOR PRESENTATION Q3 FY2023

Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our revenue and Adjusted EBITDA guidance for the second quarter, statements we make regarding our ability to improve our competitive positioning and improvement of our business momentum and business health over time once the industry begins to recover. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the effect of the COVID-19 pandemic on our business and the success of any measures we have taken or may take in the future in response thereto; and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share and free cash flow. Management believes that such information can enhance investors’ understanding of the Company’s ongoing operations.

The Business We Are In We Are In The Business Of Providing A Fully Integrated Suite Of Software Solutions To Enterprise Food & Beverage And Lodging Operators In The Hospitality Space That Enable Memorable Experiences Across All Channels Of Guest Engagement

HELP OUR CUSTOMERS IMPROVE EMPLOYEE & GUEST EXPERIENCE  WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES Our Mission

Defining Strategy Pillars

100% Hospitality Focused - Why It Matters

Modern Cloud-Native & On-Premise Options - Why It Matters

End-To-End Comprehensive Solution Offerings - Why It Matters

Obsessively Customer-Centric - Why It Matters

Product & Innovation Driven - Why It Matters

Agilysys Revenue Overview *Data is as of the trailing twelve months ended December 31, 2022. Subscription Revenue as a % of Recurring Revenue* Subscription Revenue YOY Growth Rate Total Revenue* Recurring Revenue as a % of Total Revenue* $191.7M 59% 49% 30%

We Provide Industry Leading Hospitality Solutions Lodging Solutions Food and Beverage Solutions 60% of Revenue 20% of Revenue 6% of Revenue INVENTORY & PROCUREMENT 5% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended December 31, 2022 and include an allocation of total revenue (excluding services) amounts to our 4 core product groupings. POINT-OF-SALE Region 93% of Revenue North America 7% of Revenue APAC Plus EMEA Allocation of Revenue 8% of Revenue Payment Revenue

1000 800 600 400 200 0 230 400 770 960 January 2017 March 2019 April 2020 December 2022 R&D Focus & Resource Strength Note: Includes Technical Services

*Trailing twelve months ended December 31, 2022. Total Addressable Market SA $0.35B 7% APAC $1.36B 28% NA $1.72B 37% EMEA $1.36B 28% PMS $1.61B 34% POS $3.18B 66% Agilysys ARR ~ $121M*

Global Presence  Principal Location Country with Installation Reseller Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Shenzhen, China Australia Toronto, ON Publicly Traded - NASDAQ: AGYS Corporate Headquarters Alpharetta, Georgia North America Offices Las Vegas, Nevada Santa Barbara, California Bellevue, Washington Toronto, Ontario EMEA & MENA Offices United Kingdom Dubai, UAE APAC Offices Hong Kong Malaysia Philippines Singapore China Australia Demonstration Centers Las Vegas, Nevada India Development Center Chennai, India

Transition to Growth Subscription Revenue Growth Record Subscription Revenue of $15M SaaS Revenue Reaches 49% of Total Recurring Revenue 30% Y-O-Y Subscription Revenue Growth Sound Business Fundamentals Q3 FY23 Record Total Revenue Q3 FY23 GAAP Net Income Positive for 7th Consecutive Quarter Q3 FY23 $0.13 GAAP EPS Per Diluted Share Focus on Profitability $8.1M Q3 FY23 Adjusted EBITDA $11.7M Q3 FY23 Positive Free Cash Flow $105.8M Ending Cash Balance As Of Q3 FY23 Recent Announcements Selected as Marriott Global PMS RFP Winner Opening of operations in Dubai UAE 25+ Products Available as End-to-End Solutions Provider

Existing Customer Greenspace - Average Products Note: 25+ Products Available as End-to-End Solutions Provider

Property Management Room Growth Opportunity Approximately 300,000 rooms under PMS management today Should reach about 900,000 rooms under management in 2-3 years with combined current growth momentum in PMS and Marriott rooms Expected to add a majority of the Marriott U.S. and Canada Luxury, Premium and Select Services rooms (min. 450,000) beginning mid-FY25

Top 100 Global Customers

Agilysys Hospitality Product Suite IN-VENUE RESERVATIONS IN-VENUE AMENITIES SURVEYS PAYMENTS PRE-ARRIVAL ANALYTICS & RE-ENGAGE TRIP BOOKING IN-VENUE DINING BACK OF HOUSE OPTIMIZATION TRIP PLANNING Food & Beverage Hospitality & Leisure Inventory & Procurement Document Management 3rd Party Solution Integration With Modern Restful APIs

Agilysys Hospitality Cloud

FINANCIAL OVERVIEW

Share Price (1/25/23) $82.00 Diluted Shares Outstanding 26.1M Diluted Market Capitalization $2,137.7M Cash (as of 12/31/22) $105.8M Debt (as of 12/31/22) $16.2M Enterprise Value $2,048.2M Revenue $191.7M Gross Profit $116.3M Adjusted EBITDA^ $29.7M Earnings per Share $0.41 EV/Revenue 10.7x EV/Gross Profit 17.6x Recurring Revenue* As % of Total Revenue 59% Subscription Revenue* As % of Recurring Revenue 49% Services Revenue* As % of Total Revenue 18% Subscription Revenue Growth Y/Y* 30% New Customer Count* 74 Financial Metrics and Valuation* Business Metrics (as of 12/31/22) Evolving Business, Evolving P&L ^Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended December 31, 2022.

Strong Balance Sheet Consolidated Balance Sheet (in thousands) December 31, 2022 March 31, 2022 Cash, Cash Equivalents and Marketable Securities $105,818 $96,971 Other Current Assets 53,265 39,202 Long-Term Assets 87,078 77,989 Total Assets $246,161 $214,162 Current Liabilities $81,132 $71,466 Other Liabilities 53,117 45,352 Total Liabilities 134,249 116,818 Shareholders’ Equity 111,912 97,344 Total Liabilities and Shareholders’ Equity $246,161 $214,162

Revenue Growth ($M) FY17 FY18 FY19 FY20 FY21 FY22 AGYS FY23

Recurring Revenue ($M) FY17 FY18 FY19 FY20 FY21 FY22 FY23

Profitability Metrics - Quarterly All numbers in thousands. Fiscal Year is from 4/1-3/31 ^ Non-GAAP measure, see reconciliation on slide 27. Q2’21 included inorganic COVID related temporary cost savings, including employee compensation changes and reduction of workforce All COVID related cost savings ceased Q1 FY22

Historical Financial Results $23.7M software impairment All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 26. *Trailing twelve months ended September 30, 2022.

APPENDIX

Agilysys Omnichannel POS Solution Mobile / Web: IG OnDemand Physical Store: InfoGenesis POS IG Smart Menu IG Digital Menu Board IG KDS Profile & Personalization: Personalization APIs Payment: Agilysys Pay IG Quick Pay Mobile App: Webapps / API’s Analytics: Agilysys Analyze Marketing & Upsell: Agilysys Engage Any Venue: Agilysys Seat Kiosk: IG Buy

Agilysys Lodging Ecosystem Marketing & Upsell: Agilysys Engage Agilysys Digital Marketing Activities: Agilysys Golf Agilysys Spa Payments: Agilysys Pay Agilysys Authorize Document Management: Agilysys DataMagine Business Analytics: Agilysys Analyze Sales & Catering: Agilysys Sales & Catering Point-of-Sale & Retail: Agilysys InfoGenesis POS Agilysys Retail Staff Task Management & 2-Way Guest Communication: rGuest Service Online Booking: rGuest Book Check-In/Out: rGuest Express

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Cash Flow

Jessica Hennessy Senior Director Corporate Strategy and Investor Relations (770) 810-6116 InvestorRelations@agilysys.com